Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Global Social Awareness Fund

(the “Fund”)

Supplement dated May 14, 2019, to the Fund’s Summary Prospectus dated October 1, 2018, as supplemented and amended to date

At a meeting held on April 29-30, 2019 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I (the “Company”) approved (i) a change of the Fund’s name from the Global Social Awareness Fund to the International Socially Responsible Fund, and (ii) certain changes to the Fund’s principal investment strategies. Additionally, the Fund’s benchmark index was changed from the MSCI World Index to the MSCI EAFE Index.

It is currently anticipated these changes will become effective on or about June 4, 2019 (the “Effective Date”). On the Effective Date, the following changes to the Prospectus will become effective:

All references to “Global Social Awareness Fund” are replaced by “International Socially Responsible Fund.”

The section entitled “Fund Summary: Global Social Awareness Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests in foreign companies that meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed below. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in Europe, Australasia and the Far East. The Fund does not invest in companies that are significantly engaged in:

●	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;

●	the manufacture or distribution of alcoholic beverages or tobacco products;

●	the operation of gambling-related businesses; and

●	the production of nuclear energy.

The Fund also does not invest in companies that:

●	have a history of poor labor-management relations;

●	engage in businesses or have products that have a severely negative impact on the environment;

●

have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;

●

engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and

●	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40%

of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. To find out which companies meet the Fund’s social criteria of avoiding companies that are significantly engaged in the areas listed above, the Fund’s Subadviser relies on industry classifications and research service companies. A company is considered to be a foreign security if it is assigned a non-U.S. country classification by MSCI, a prominent provider of investment tools and data services for institutions worldwide, or another unaffiliated third-party data provider. The designated country classification will generally be determined by the country of incorporation and primary listing of the company. In the event a company is incorporated in one country and listed in another, however, a company will generally be classified in the country of the primary listing of its securities, although additional factors may be considered in determining the appropriate country classification.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

The disclosure regarding “Social Criteria Risk” in the section entitled “Fund Summary: Global Social Awareness Fund – Principal Risks of Investing in the Fund” is deleted in its entirety and replaced with the following:

Social Criteria Risk. Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money. Therefore, adhering to the social criteria screening may affect the Fund’s performance relative to similar funds that do not adhere to such criteria.

In the section entitled “Fund Summary: Global Social Awareness Fund – Performance Information,” the first paragraph is deleted in its entirety and replaced with the following:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) and MSCI World Index (net). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

The “Average Annual Total Returns” table in the section entitled “Fund Summary: Global Social Awareness Fund – Performance Information,” is deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2017)

	1 Year	5 Years	10 Years

Fund	22.71%	12.72%	5.91%

MSCI World Index (net)[1]	22.40%	11.64%	5.03%

MSCI EAFE Index (net)[1]	25.03%	7.90%	1.94%

[1]

Effective June 4, 2019, the Fund changed the benchmark against which it measures its performance from the MSCI World Index (net) to the MSCI EAFE Index (net). Fund management believes that the MSCI EAFE Index (net) is more representative of the securities in which the Fund invests.

The section entitled “Fund Summary: Global Social Awareness Fund – Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Timothy Campion Senior Vice President and Lead Portfolio Manager	2014
Elizabeth Mauro Co-Portfolio Manager	2019

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.